INVESTOR CONTACT:
Jeff Boldt (650) 786-0333
jeff.boldt@sun.com

MEDIA AND INDUSTRY ANALYST CONTACT:
May Goh Petry (650) 786-0034
may.petry@sun.com

SUN MICROSYSTEMS REPORTS FIRST FISCAL QUARTER RESULTS

SANTA CLARA, Calif. — October 16, 2003 — Sun Microsystems, Inc. (NASDAQ: SUNW), a leader in systems and solutions that make the Net work, reported results today for its fiscal first quarter which ended September 28, 2003.

Revenues for the first quarter were $2.536 billion, a decline of 8 percent as compared with $2.747 billion for the first quarter of fiscal 2003. Total gross margin as a percent of revenues was 40.1 percent, a decrease of 1.1 percentage points as compared with the first quarter of fiscal 2003. Net loss for the first quarter of fiscal 2004 was $286 million or $0.09 per share compared with a net loss of $111 million or a net loss of $0.04 per share for the first quarter of fiscal 2003.

Steve McGowan, Sun’s Chief Financial Officer and Executive Vice President, Corporate Resources, said, “Despite our challenges this quarter, we reached the highest level of services revenue ever for a fiscal first quarter and we made strong gains in the 1-2 way server market. We reduced SG&A expenses by $84 million year over year, and although cash flow from operations was a negative $49 million, we exited the quarter with a cash and marketable securities position of over $5.5 billion.”

Commenting on major initiatives in the quarter, Scott McNealy, Chairman, President and CEO, said, “While we have work to do, we made progress on key initiatives that will drive revenue going forward. Our quarterly Network Computing launch, NC03Q3, delivered over 30 breakthrough innovations, including the Sun Java™ Enterprise System which makes serious software simple at industry-beating price points. We continued to execute on our low-cost computing strategy as we saw an increase in demand for Sun™ x86 systems. We completed the acquisition of CenterRun, furthering our N1™ strategy to automate network computing, adding 60 new customers this quarter. And our systems value proposition continued to resonate with increasing storage attach rates. We are delivering innovation, choice and value like never before and continued execution of this strategy will pay-off in revenue generation over the long-run.”

Sun has scheduled a conference call today to discuss its earnings for the first quarter of fiscal year 2004 at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.
Since its inception in 1982, a singular vision — “The Network Is The ComputerTM” — has propelled Sun Microsystems, Inc. (Nasdaq: SUNW) to its position as a leading provider of industrial-strength hardware, software and services that make the Net work. Sun can be found in more than 100 countries and on the World Wide Web at http://www.sun.com.

This news release contains forward-looking statements regarding the future results and performance of Sun Microsystems, Inc., including statements relating to key initiatives that will drive revenue going forward, the Sun Java Enterprise System making serious software simple at industry-beating price points, delivering innovation, choice and value like never before and continued execution of this strategy and the resulting pay-off in revenue generation over the long-run. Such statements are just predictions and involve risks and uncertainties such that actual results and performance may differ materially. Factors that might cause such a difference include risks associated with continued adverse macroeconomic conditions in the U.S. and internationally, including adverse business conditions in the specific markets for Sun’s products, increased competition, lack of success in the timely development, production and acceptance of new products and services and in technical advancements, and the failure to manage costs and improve operating efficiencies. These and other risks are detailed from time to time in Sun’s periodic reports that are filed with the Securities and Exchange Commission, including Sun’s annual report on Form 10-K for the fiscal year ended June 30, 2003.

Sun, Sun Microsystems, the Sun logo, Java, N1 and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and in other countries.

SUN MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in millions, except per share amounts)

	Three Months Ended

	September 28, 2003	September 29, 2002

Net revenues:
Products	$1,634	$1,880
Services	902	867

Total net revenues	2,536	2,747
Cost of sales:
Cost of sales-products	965	1,093
Cost of sales-services	555	522

Total cost of sales	1,520	1,615

Gross margin	1,016	1,132
Operating expenses:
Research and development	467	437
Selling, general and administrative	798	882
Restructuring charges	1	24
Purchased in-process research and development	1	—

Total operating expenses	1,267	1,343

Operating loss	(251)	(211)
Loss on equity investments, net	(25)	(31)
Interest income, net	21	39

Loss before income taxes	(255)	(203)
Provision (benefit) for income taxes	31	(92)

Net loss	$(286)	$(111)

Net loss per common share-basic and diluted	$(0.09)	$(0.04)

Shares used in the calculation of net loss per common share – basic and diluted	3,235	3,168

Calculation of net loss excluding special items:
Net loss per above	$(286)	$(111)
Restructuring charges	1	24
Purchased in-process research and development	1	—
Loss on equity investments, net	25	31
Related tax effects	—	(22)

Net loss excluding special items	$(259)	$(78)

Net loss excluding special items per common share – basic and diluted	$(0.08)	$(0.02)

Shares used in the calculation of net loss excluding special items per common share – basic and diluted	3,235	3,168

SUN MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

	September 28, 2003	June 30, 2003*

	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,481	$2,015
Short-term marketable debt securities	1,039	1,047
Accounts receivable, net	1,905	2,381
Inventories	426	416
Deferred and prepaid tax assets	132	133
Prepaid expenses and other current assets	758	787

Total current assets	5,741	6,779
Property, plant and equipment, net	2,152	2,267
Long-term marketable debt securities	3,006	2,679
Goodwill	389	326
Other acquisition-related intangible assets, net	94	91
Other non-current assets, net	731	843

	$12,113	$12,985

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and short-term borrowings	$263	$—
Accounts payable	780	903
Accrued payroll-related liabilities	524	479
Accrued liabilities and other	869	1,027
Deferred revenues	1,214	1,453
Warranty reserve	259	267

Total current liabilities	3,909	4,129
Long-term debt	1,215	1,531
Long-term deferred revenues	462	450
Other non-current obligations	364	384
Total stockholders’ equity	6,163	6,491

	$12,113	$12,985

*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in millions)

	Three Months Ended

	September 28, 2003	September 29, 2002

Cash flows from operating activities:
Net loss	$(286)	$(111)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	194	241
Amortization of other intangible assets and unearned equity compensation	24	31
Tax benefits from employee stock plans	—	2
Deferred taxes	—	(92)
Loss on equity investments, net	25	31
Purchased in-process research and development	1	—
Changes in operating assets and liabilities:
Accounts receivable, net	470	612
Inventories	(11)	82
Prepaid and other assets	39	(82)
Accounts payable	(126)	(246)
Other liabilities	(379)	(286)

Net cash provided by (used in) operating activities	(49)	182

Cash flows from investing activities:
Purchases of marketable debt securities	(3,491)	(1,245)
Proceeds from sales of marketable debt securities	3,156	1,387
Proceeds from maturities of marketable debt securities	—	111
Purchases of equity investments	—	(1)
Proceeds from sales of equity investments	2	—
Acquisition of property, plant and equipment, net	(55)	(83)
Acquisition of spare parts and other assets	(19)	(44)
Payments for acquisitions, net of cash acquired	(85)	1

Net cash provided by (used in) investing activities	(492)	126

Cash flows from financing activities:
Acquisition of common stock	—	(499)
Proceeds from issuance of common stock, net	7	4
Principal payments on borrowings and other obligations	—	(201)

Net cash provided by (used in) financing activities	7	(696)

Net decrease in cash and cash equivalents	(534)	(388)
Cash and cash equivalents, beginning of period	2,015	2,024

Cash and cash equivalents, end of period	$1,481	$1,636

SUN MICROSYSTEMS, INC.
OPERATIONS ANALYSIS — CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS	FY 2004	FY 2003					FY 2002

(in millions except per share amounts)	Q1	Q1	Q2	Q3	Q4	FY03	Q1	Q2	Q3	Q4	FY02

NET REVENUES
Products	1,634	1,880	2,013	1,897	2,003	7,793	2,057	2,260	2,269	2,507	9,093
Services	902	867	902	893	979	3,641	804	848	838	913	3,403
TOTAL	2,536	2,747	2,915	2,790	2,982	11,434	2,861	3,108	3,107	3,420	12,496
Growth vs. prior year (%)	-7.7%	-4.0%	-6.2%	-10.2%	-12.8%	-8.5%	-43.3%	-39.2%	-24.1%	-14.4%	-31.5%
Growth vs. prior quarter (%)	-15.0%	-19.7%	6.1%	-4.3%	6.9%		-28.4%	8.6%	0.0%	10.1%

COST OF SALES
Products	965	1,093	1,118	1,021	1,110	4,342	1,287	1,437	1,306	1,476	5,506
Services	555	522	534	526	568	2,150	518	532	494	530	2,074
TOTAL	1,520	1,615	1,652	1,547	1,678	6,492	1,805	1,969	1,800	2,006	7,580
% of revenue	59.9%	58.8%	56.7%	55.4%	56.3%	56.8%	63.1%	63.4%	57.9%	58.7%	60.7%

GROSS MARGIN ($)
Products	669	787	895	876	893	3,451	770	823	963	1,031	3,587
% of product revenue	40.9%	41.9%	44.5%	46.2%	44.6%	44.3%	37.4%	36.4%	42.4%	41.1%	39.4%
Services	347	345	368	367	411	1,491	286	316	344	383	1,329
% of service revenue	38.5%	39.8%	40.8%	41.1%	42.0%	41.0%	35.6%	37.3%	41.1%	41.9%	39.1%
TOTAL	1,016	1,132	1,263	1,243	1,304	4,942	1,056	1,139	1,307	1,414	4,916
% of revenue	40.1%	41.2%	43.3%	44.6%	43.7%	43.2%	36.9%	36.6%	42.1%	41.3%	39.3%

R&D	467	437	451	467	482	1,837	473	428	468	463	1,832
% of revenue	18.4%	15.9%	15.5%	16.7%	16.2%	16.1%	16.5%	13.8%	15.1%	13.5%	14.7%
PURCHASED IN PROCESS R&D	1	0	4	0	0	4	3	0	0	0	3
% of revenue	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%
SG&A	798	882	830	791	826	3,329	961	966	985	894	3,806
% of revenue	31.5%	32.1%	28.5%	28.4%	27.7%	29.1%	33.6%	31.1%	31.7%	26.1%	30.5%
RESTRUCTURING CHARGES	1	24	357	(4)	(6)	371	14	511	(4)	(4)	517
% of revenue	0.0%	0.9%	12.2%	-0.1%	-0.2%	3.2%	0.5%	16.4%	-0.1%	-0.1%	4.1%
IMPAIRMENT EXPENSE	0	0	2,125	0	0	2,125	0	0	6	0	6
% of revenue	0.0%	0.0%	72.9%	0.0%	0.0%	18.6%	0.0%	0.0%	0.2%	0.0%	0.0%

TOTAL OPERATING EXPENSES	1,267	1,343	3,767	1,254	1,302	7,666	1,451	1,905	1,455	1,353	6,164
% of revenue	50.0%	48.9%	129.2%	44.9%	43.7%	67.0%	50.7%	61.3%	46.8%	39.6%	49.3%

OPERATING INCOME (LOSS)	(251)	(211)	(2,504)	(11)	2	(2,724)	(395)	(766)	(148)	61	(1,248)
Operating margin	-9.9%	-7.7%	-85.9%	-0.4%	0.1%	-23.8%	-13.8%	-24.6%	-4.8%	1.8%	-10.0%

Interest income, net	21	39	38	33	45	155	107	68	77	47	299
Loss on equity investments, net	(25)	(31)	(11)	(16)	(26)	(84)	(19)	(39)	(23)	(18)	(99)
PRETAX INCOME (LOSS)	(255)	(203)	(2,477)	6	21	(2,653)	(307)	(737)	(94)	90	(1,048)
Pretax income (loss) margin	-10.1%	-7.4%	-85.0%	0.2%	0.7%	-23.2%	-10.7%	-23.7%	-3.0%	2.6%	-8.4%

INCOME TAX PROVISION (BENEFIT)	31	(92)	(194)	2	1,060	776	(127)	(306)	(57)	29	(461)
TAX RATE (%)	N/A	45.5%	7.8%	44.0%	N/A	N/A	41.5%	41.5%	60.8%	11.3%	44.0%

NET INCOME (LOSS) (Reported)	(286)	(111)	(2,283)	4	(1,039)	(3,429)	(180)	(431)	(37)	61	(587)
Growth vs. prior year (%)	-157.7%	38.3%	-429.7%	110.8%	-1803.3%	-484.2%	-139.5%	-201.9%	-127.2%	169.3%	-163.3%
Growth vs. prior quarter (%)	72.5%	-282.0%	-1956.8%	100.2%	-26075.0%		-104.5%	-139.4%	91.4%	264.9%
Net income (loss) margin	-11.3%	-4.0%	-78.3%	0.1%	-34.8%	-30.0%	-6.3%	-13.9%	-1.2%	1.8%	-4.7%

EPS (Diluted) (Reported)	(0.09)	(0.04)	(0.72)	0.00	(0.32)	(1.07)	(0.06)	(0.13)	(0.01)	0.02	(0.18)
Growth vs. prior year (%)	-125.0%	33.3%	-453.8%	100.0%	-1700.0%	-494.4%	-146.2%	-208.3%	-125.0%	166.7%	-166.7%
Growth vs. prior quarter (%)	71.9%	-300.0%	-1700.0%	100.0%	N/A		-100.0%	-116.7%	92.3%	300.0%

SHARES (CSE)(Diluted)	3,235	3,168	3,181	3,218	3,219	3,190	3,240	3,239	3,245	3,309	3,242
OUTSTANDING SHARES	3,240	3,116	3,194	3,200	3,236	3,236	3,237	3,250	3,245	3,234	3,234

GAAP net income (loss)	(286)	(111)	(2,283)	4	(1,039)	(3,429)	(180)	(431)	(37)	61	(587)
In-process research and development	1	0	4	0	0	4	3	0	0	0	3
Restructuring charges	1	24	357	(4)	(6)	371	14	511	(4)	(4)	517
Loss on equity investments, net	25	31	11	16	26	84	19	39	23	18	99
Impairment expense	0	0	2,125	0	0	2,125	0	0	6	0	6
Valuation allowance on deferred tax assets	0	0	0	0	1,051	1,051	0	0	0	0	0
Related tax effects	0	(22)	(204)	(5)	(8)	(239)	(14)	(218)	(8)	(6)	(246)

Net income (loss) excluding special items	(259)	(78)	10	11	24	(33)	(158)	(99)	(20)	69	(208)
Growth vs. prior year (%)	-232.1%	50.6%	110.1%	155.0%	-65.2%	84.1%	-134.6%	-120.0%	-113.8%	527.3%	-118.8%
EPS (Diluted) excluding special items *	(0.08)	(0.02)	0.00	0.00	0.01	(0.01)	(0.05)	(0.03)	(0.01)	0.02	(0.06)
Growth vs. prior year (%)	-300.0%	60.0%	100.0%	100.0%	-50.0%	83.3%	-138.5%	-121.4%	-125.0%		-118.8%

*	For the quarters ended June 30, 2003 and December 29, 2002, Sun used 3,251 shares and 3,205 shares, respectively, to calculate the “Net income (loss) excluding special items per common share-diluted”. For all other periods, the number of shares used to calculate “EPS (Diluted) (Reported)” and “EPS (Diluted) excluding special items” were the same.

	FY 2004	FY 2003					FY 2002

(in millions)	Q1	Q1	Q2	Q3	Q4	FY03	Q1	Q2	Q3	Q4	FY02

REVENUE BY GEOGRAPHY
UNITED STATES ($M)	1,162	1,242	1,267	1,212	1,328	5,049	1,347	1,436	1,439	1,714	5,936
Growth vs. prior year (%)	-6.4%	-7.8%	-11.8%	-15.8%	-22.5%	-14.9%	-50.5%	-42.2%	-13.9%	-9.9%	-32.4%
Growth vs. prior quarter (%)	-12.5%	-27.5%	2.0%	-4.3%	9.6%		-29.2%	6.6%	0.2%	19.1%
EUROPE ($M)	780	806	932	886	954	3,578	809	900	924	973	3,606
Growth vs. prior year (%)	-3.2%	-0.4%	3.6%	-4.1%	-2.0%	-0.8%	-38.6%	-39.8%	-30.9%	-13.2%	-31.6%
Growth vs. prior quarter (%)	-18.2%	-17.2%	15.6%	-4.9%	7.7%		-27.8%	11.2%	2.7%	5.3%
JAPAN ($M)	185	250	243	243	200	936	287	292	278	203	1,060
Growth vs. prior year (%)	-26.0%	-12.9%	-16.8%	-12.6%	-1.5%	-11.7%	-32.2%	-32.7%	-43.6%	-43.8%	-38.0%
Growth vs. prior quarter (%)	-7.5%	23.2%	-2.8%	0.0%	-17.7%		-20.5%	1.7%	-4.8%	-27.0%
REST OF WORLD ($M)	409	449	473	449	500	1,871	418	480	466	530	1,894
Growth vs. prior year (%)	-8.9%	7.4%	-1.5%	-3.6%	-5.7%	-1.2%	-28.5%	-31.6%	-21.4%	-13.3%	-24.0%
Growth vs. prior quarter (%)	-18.2%	-15.3%	5.3%	-5.1%	11.4%		-31.6%	14.8%	-2.9%	13.7%
% of Total Revenue
UNITED STATES (%)	45.8%	45.2%	43.5%	43.4%	44.5%	44.2%	47.1%	46.2%	46.3%	50.1%	47.5%
EUROPE (%)	30.8%	29.3%	32.0%	31.8%	32.0%	31.3%	28.3%	29.0%	29.7%	28.5%	28.9%
JAPAN (%)	7.3%	9.1%	8.3%	8.7%	6.7%	8.2%	10.0%	9.4%	8.9%	5.9%	8.5%
REST OF WORLD (%)	16.1%	16.3%	16.2%	16.1%	16.8%	16.4%	14.6%	15.4%	15.0%	15.5%	15.2%

PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,282	1,512	1,621	1,530	1,580	6,243	1,692	1,838	1,864	2,002	7,396
Growth vs. prior year (%)	-15.2%	-10.6%	-11.8%	-17.9%	-21.1%	-15.6%	-52.2%	-48.8%	-31.3%	-21.4%	-40.3%
Growth vs. prior quarter (%)	-18.9%	-24.5%	7.2%	-5.6%	3.3%		-33.6%	8.6%	1.4%	7.4%
NETWORK STORAGE PRODUCTS ($M)	352	368	392	367	423	1,550	365	422	405	505	1,697
Growth vs. prior year (%)	-4.3%	0.8%	-7.1%	-9.4%	-16.2%	-8.7%	-54.5%	-42.2%	-26.1%	-7.5%	-35.4%
Growth vs. prior quarter (%)	-16.8%	-27.1%	6.5%	-6.4%	15.3%		-33.2%	15.6%	-4.0%	24.7%
SUPPORT SERVICES ($M)	731	683	702	704	755	2,844	585	625	636	692	2,538
Growth vs. prior year (%)	7.0%	16.8%	12.3%	10.7%	9.1%	12.1%	20.4%	16.2%	15.8%	12.5%	16.0%
Growth vs. prior quarter (%)	-3.2%	-1.3%	2.8%	0.3%	7.2%		-4.9%	6.8%	1.8%	8.8%
PROFESSIONAL AND EDUCATION SERVICES ($M)	171	184	200	189	224	797	219	223	202	221	865
Growth vs. prior year (%)	-7.1%	-16.0%	-10.3%	-6.4%	1.4%	-7.9%	1.4%	-14.2%	-28.9%	-23.0%	-17.4%
Growth vs. prior quarter (%)	-23.7%	-16.7%	8.7%	-5.5%	18.5%		-23.7%	1.8%	-9.4%	9.4%

NET BOOKINGS ($M)	2,538	2,601	2,989	2,688	3,020	11,298	2,717	3,193	3,088	3,486	12,484
Growth vs. prior year (%)	-2.4%	-4.3%	-6.4%	-13.0%	-13.4%	-9.5%	-46.2%	-35.5%	-14.5%	-4.5%	-27.7%
Growth vs. prior quarter (%)	-16.0%	-25.4%	14.9%	-10.1%	12.4%		-25.6%	17.5%	-3.3%	12.9%
BACKLOG ($M)	707	695	769	667	705	705	709	794	775	841	841

BALANCE SHEETS	FY 2004	FY 2003					FY 2002

(in millions)	Q1	Q1	Q2	Q3	Q4	FY03	Q1	Q2	Q3	Q4	FY02

CASH & ST INVESTMENTS	2,520	2,632	2,606	2,636	3,062		1,938	1,853	2,384	2,885
ACCOUNTS RECEIVABLE, NET	1,905	2,133	2,291	2,296	2,381		2,183	2,274	2,407	2,745
RAW MATERIALS	133	136	119	101	114		449	305	206	168
WORK IN PROCESS	73	123	130	82	75		129	104	118	125
FINISHED GOODS	220	250	235	214	227		267	215	230	298

TOTAL INVENTORIES	426	509	484	397	416		845	624	554	591
OTHER CURRENT ASSETS	890	1,629	1,447	1,302	920		2,291	2,512	2,348	1,556

TOTAL CURRENT ASSETS	5,741	6,903	6,828	6,631	6,779		7,257	7,263	7,693	7,777
PP&E, NET	2,152	2,408	2,321	2,265	2,267		2,744	2,596	2,512	2,453
GOODWILL	389	2,182	326	326	326		2,181	2,180	2,182	2,182
LT MARKETABLE DEBT SECURITIES	3,006	2,612	2,671	2,902	2,679		4,068	4,117	3,564	2,979
OTHER NON-CURRENT ASSETS, NET	825	1,271	1,323	1,421	934		1,112	997	923	1,131

TOTAL ASSETS	12,113	15,376	13,469	13,545	12,985		17,362	17,153	16,874	16,522

SHORT TERM BORROWINGS	263	0	0	0	0		9	217	207	205
ACCOUNTS PAYABLE	780	798	809	870	903		813	871	935	1,044
ACCRUED LIABILITIES & OTHER	1,652	1,873	1,900	1,792	1,773		2,078	2,147	2,135	2,023
DEFERRED REVENUES	1,214	1,109	1,079	1,162	1,453		1,087	1,040	1,055	1,321

TOTAL CURRENT LIABILITIES	3,909	3,780	3,788	3,824	4,129		3,987	4,275	4,332	4,593
LT DEBT	1,215	1,500	1,519	1,495	1,531		1,643	1,408	1,384	1,449
LT DEFERRED REVENUES	462	547	520	512	450		656	613	570	477
OTHER NON-CURRENT OBLIGATIONS	364	240	369	354	384		824	958	857	202
STOCKHOLDERS’ EQUITY	6,163	9,309	7,273	7,360	6,491		10,252	9,899	9,731	9,801

TOTAL LIABILITIES & SE	12,113	15,376	13,469	13,545	12,985		17,362	17,153	16,874	16,522

CASH FLOW	Q1	Q1	Q2	Q3	Q4	FY03	Q1	Q2	Q3	Q4	FY02

OPERATING ACTIVITIES	(49)	182	141	379	335	1,037	333	82	288	177	880
INVESTING ACTIVITIES	(492)	126	(293)	(108)	(253)	(528)	(534)	17	269	287	39
FINANCING ACTIVITIES	7	(696)	73	10	95	(518)	(250)	85	(90)	(112)	(367)

KEY METRICS	Q1	Q1	Q2	Q3	Q4	FY03	Q1	Q2	Q3	Q4	FY02

INVENTORY TURNS (hist.)	13.7	10.9	12.8	14.3	12.9		11.8	11.7	10.6	9.2
INVENTORY TURNS-PRODUCT ONLY (hist.)	9.0	7.8	9.0	9.9	8.6		9.1	8.7	7.8	6.7
DAYS SALES OUTSTANDING	68	70	71	74	72		69	66	70	72
DAYS PAYABLES OUTSTANDING	(46)	(44)	(44)	(51)	(48)		(41)	(40)	(47)	(47)
DAYS OF SUPPLY ON HAND	25	28	26	23	22		42	29	28	27
L-T DEBT/EQUITY (%)	19.7%	16.1%	20.9%	20.3%	23.6%		16.0%	14.2%	14.2%	14.8%
ROE (12 mo. avg.)(%)	-52.8%	-5.3%	-26.3%	-27.6%	-45.1%		2.8%	-5.5%	-7.3%	-5.9%
BOOK VALUE PER SHARE ($)	1.90	2.99	2.28	2.30	2.01		3.17	3.05	3.00	3.03
PRICE PER SHARE @ CLOSE	3.84	2.67	3.25	3.43	4.65		8.27	12.59	9.52	5.01
P/E RATIO (previous 4 qtrs)	N/A	N/A	N/A	N/A	N/A		118	N/A	N/A	N/A
ROA (12 mo. avg.)(%)	-27.7%	-3.1%	-15.2%	-15.8%	-24.8%		1.6%	-3.2%	-4.2%	-3.5%
DEPREC. & AMORT. ($M)	218	272	275	216	265		273	260	273	286
CAPITAL EXPENDITURES ($M)	55	83	98	57	135		213	122	126	98
NUMBER OF EMPLOYEES	36,014	39,001	36,460	35,745	36,068		43,260	40,093	39,473	39,433
REV. PER EMP. (12 mo.)($K)	311.6	317.5	334.3	332.1	317.0		371.4	350.7	331.1	316.9
GM PER EMP. (12mo.)($K)	134.0	128.0	140.3	141.3	137.0		158.0	138.0	130.4	124.7
OP EXP AS % OF REV (12mo.)	67.6%	48.9%	65.0%	65.0%	67.0%		41.2%	47.8%	50.8%	49.3%
NET INCOME (LOSS) PER EMP. (12mo.)($K)	(100.1)	(13.3)	(65.0)	(65.2)	(95.1)		6.7	(14.0)	(18.6)	(14.9)